POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Robert M. Keith, Andrew L. Gangolf, Emilie D. Wrapp, Nancy Hay, Stephen J. Laffey and Christina Morse, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of AllianceBernstein Municipal Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                        /s/ Earl D. Weiner
                                        ------------------
                                            Earl D. Weiner

Dated: September 23, 2008

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Robert M. Keith, Andrew L. Gangolf, Emilie D. Wrapp, Nancy Hay, Stephen J. Laffey and Christina Morse, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of AllianceBernstein Municipal Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                        /s/ Garry L. Moody
                                        ------------------
                                            Garry L. Moody

Dated: September 23, 2008

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Robert M. Keith, Andrew L. Gangolf, Emilie D. Wrapp, Nancy Hay, Stephen J. Laffey and Christina Morse, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of AllianceBernstein Municipal Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                        /s/ Nancy P. Jacklin
                                        --------------------
                                            Nancy P. Jacklin

Dated: September 23, 2008

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Robert M. Keith, Andrew L. Gangolf, Emilie D. Wrapp, Nancy Hay, Stephen J. Laffey and Christina Morse, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of AllianceBernstein Municipal Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                        /s/ Michael J. Downey
                                        ---------------------
                                            Michael J. Downey

Dated: September 23, 2008

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Robert M. Keith, Andrew L. Gangolf, Emilie D. Wrapp, Nancy Hay, Stephen J. Laffey and Christina Morse, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of AllianceBernstein Municipal Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                        /s/ William H. Foulk, Jr.
                                        -------------------------
                                            William H. Foulk, Jr.

Dated: September 23, 2008

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Robert M. Keith, Andrew L. Gangolf, Emilie D. Wrapp, Nancy Hay, Stephen J. Laffey and Christina Morse, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of AllianceBernstein Municipal Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                        /s/ Marc O. Mayer
                                        -----------------
                                            Marc O. Mayer

Dated: September 23, 2008

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Robert M. Keith, Andrew L. Gangolf, Emilie D. Wrapp, Nancy Hay, Stephen J. Laffey and Christina Morse, and each of them, to act severally as attornevs-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of ALlianceBernstein Municipal Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attornevs-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                        /s/ Marshall C. Turner Jr.
                                        --------------------------
                                            Marshall C. Turner Jr.

Dated: September 23, 2008

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Robert M. Keith, Andrew L. Gangolf, Emilie D. Wrapp, Nancy Hay, Stephen J. Laffey and Christina Morse, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of AllianceBernstein Municipal Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                        /s/ John H. Dobkin
                                        ------------------
                                            John H. Dobkin

Dated: September 23, 2008